___ July 1997






                                FOAMEX ASIA, INC.




                              FOAMEX ASIA CO., LTD.




                             HUA KEE COMPANY LIMITED






================================================================================

                                 LOAN AGREEMENT

================================================================================


                                   FRESHFIELDS


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THIS LOAN AGREEMENT is made on this day of July 1997.

BETWEEN:

a. FOAMEX ASIA, INC., a corporation organized and existing under the laws of the State of Delaware, U.S.A., with its principal office and place of business at 1000 Columbia Avenue, Linwood, Pennsylvania 19061, U.S.A. ("the Lender");

b. FOAMEX ASIA CO., LTD., a limited company established under the laws of the Kingdom of Thailand having its registered office at 22nd Floor, Sathorn City Tower, 175 South Sathorn Road, Khet Sathorn, Bangkok, Thailand (the Borrower); and

c. HUA KEE COMPANY LIMITED, a limited company organized and existing under the laws of the Kingdom of Thailand, with its registered office located at 107-109 Suapa Road, Kwaeng Pomprab, Khet Pomprabsattrupai, Bangkok, Thailand ("HK").

WHEREAS:

A. The Lender and HK are parties to a Joint Venture Agreement relating to the Borrower, a company established under the laws of Thailand to engage in the manufacture of polyurethane polymer materials and the conversion of various plastic foam materials and adhesive films and foils.

B. The Lender has agreed to lend the Borrower an amount of money denominated in Baht to assist with the working capital requirements of the Borrower.

C. The parties, in entering into this Agreement, have agreed that the loan to, and the repayment of such loan by, the Borrower shall be governed by the terms of this Agreement.

IT IS HEREBY AGREED AS FOLLOWS:

DEFINITIONS

1. In this Agreement, the following terms shall, unless the context otherwise requires, have the following meanings:

"Agreement" means this loan agreement as it may be amended or supplemented in writing by the parties from time to time;

"Baht" means the lawful currency of the Kingdom of Thailand;


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"Business Day" means a day on which banks are officially open in Bangkok,
Thailand and New York, USA for the transaction of business of the nature required by this Agreement;

"Drawdown Date" means the date on which the Borrower draws down the Loan Amount in accordance with clause 4.1;

"Drawdown Notice" means a notice issued to the Lender by the Borrower in accordance with clause 4.2(c), in the form of Annex A;

"Group B Shares" means Group B shares in the capital of the Borrower;

"Interest" means the amount of interest at the rate specified in clause 5 which accrues on the Loan Amount from time to time;

"Joint Venture Agreement" means the joint venture agreement between the Lender and HK dated 8 July 1997;

"Loan Amount" means the principal amount made available to the Borrower in accordance with clause 2 by way of loan or (as the context requires) the principal amount thereof for the time being outstanding;

"Option Agreement" means the option agreement as set out in Annex D between the Lender and HK relating to two percent. (2%) of the issued share capital of the Borrower owned by HK;

"Repayment Notice" means a notice issued to the Borrower by either the Lender or HK in accordance with clause 6.2 and 6.3 respectively, in the form of Annex C;

"Subscription Amount" means the amount subscribed by the Lender for Group B Shares in the Borrower, calculated as follows:

     Baht 36,366,340 + Interest;

"Term" means the term of the loan set out in clause 3.

AMOUNT

2. The Lender agrees to lend to the Borrower the sum of Thirty Six Million Three Hundred and Sixty Six Thousand Three Hundred and Forty Baht (Baht 36,366,340) for working capital purposes. The Borrower shall drawdown the Loan Amount in accordance with clause 4.

TERM

3. Unless otherwise agreed by the parties in writing, the Loan Amount shall be repayable by the Borrower to the Lender in accordance with clause 6


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no later than the date which falls thirty six (36) months after the Drawdown
Date.

DRAWDOWN

4.1  Timing of Drawdown

The Borrower shall drawdown the Loan Amount on 31 July 1997 or such later date as the Lender and the Borrower may agree in writing.

4.2  Conditions

The Borrower shall drawdown the Loan Amount in accordance with the following conditions:

(a) prior to the Drawdown Date, the Borrower shall deliver to the Lender a certified copy of a resolution of the board of directors of the Borrower approving and authorising the Borrower entering into and executing this Agreement;

(b) at least three (3) Business Days prior to the Drawdown Date, the Borrower shall deliver to the Lender a Drawdown Notice duly completed by the Borrower;

(c) within five (5) Business Days of the Drawdown Date, the Borrower shall deliver a receipt duly completed by the Borrower in the form of Annex B; and

(d) the Borrower shall deliver such other documents or do such other things as the Lender may reasonably require.

INTEREST

5. Interest on the Loan Amount at the rate of ten percent. (10%) per annum shall be payable by the Borrower to the Lender. Interest shall be calculated monthly in arrears on the 15th day of each month and shall be calculated on the basis of actual days elapsed and a year of 365 days. Unless otherwise agreed by the parties in writing and, subject to the provisions of the Thai Civil and Commercial Code, the Interest shall be payable by the Borrower to the Lender upon repayment of the Loan Amount in accordance with clause 6.4.

REPAYMENT

6.1  Repayment by Borrower

At any time during the Term, the Borrower may, on giving not less than 30 days written notice to the Lender, without penalty, repay the Loan Amount and the Interest to the Lender in accordance with clause 6.4.

6.2  Notice by Lender

At any time during the Term, the Lender shall have the right to demand repayment of the Loan Amount and payment of the Interest by giving a Repayment Notice to the Borrower. Upon the Lender giving a Repayment Notice to the Borrower, the Borrower shall repay the Loan Amount and the Interest to the Lender in accordance with clause 6.4.

6.3  Notice by HK

At any time during the Term, HK shall have the right to require the Borrower to repay the Loan Amount and the Interest to the Lender by giving a Repayment Notice to the Borrower. Upon HK giving a Repayment Notice to the Borrower, the Borrower shall repay the Loan Amount and the Interest to the Lender in accordance with clause 6.4.

6.4  Repayment

Upon the first to occur of the following events:

(i)  the Borrower giving the Lender notice under clause 6.1;

(ii) either the Lender or HK giving the Borrower a Repayment Notice under clauses 6.1 or 6.2, respectively; or

(iii) the end of the Term,

the Borrower shall:

(i)  at the end of the relevant notice period where clause 6.1 applies;

(ii) within ten (10) Business Days of the date of the Repayment Notice where either clause 6.2 or 6.3 applies; or

(iii) within ten (10) Business Days of the end of the Term,

repay the Loan Amount and the Interest (less any withholding tax deducted in accordance with clause 8) to an account at Siam Commercial Bank PCL in the name of the Lender and subject to the joint mandate of the Lender and the Borrower, or to such other account as the parties may agree. Upon payment of the Loan Amount and the Interest (less any withholding tax deducted in accordance with clause 8), the Borrower shall have fully discharged its obligations under this Agreement.

SUBSCRIPTION FOR B GROUP SHARES

7.1  Subscription

Upon repayment of the Loan Amount and the Interest (less any withholding tax deducted in accordance with clause 8) by the Borrower to the Lender pursuant to clause 6.4, the Lender shall immediately transfer the Subscription Amount from the bank account referred to in clause 6.4 to the account of the Borrower as payment in full for the subscription for 3,636,634 Group B Shares in the Borrower. The Lender and the Borrower shall complete and sign all withdrawal slips or other documentation as may be required to effect the transfer of the Subscription Amount to the account of the Borrower. Subscription for the Group B Shares by the Lender shall be in accordance with the terms of the Joint Venture Agreement.

7.2  Signing of Option Agreement

Upon completion of the subscription for Group B Shares by the Lender under clause 7.1, the Lender and HK shall each sign the Option Agreement.

PAYMENTS

8. Any and all payments due to be made by the Borrower under this Agreement shall be made in Baht currency before the close of business on the relevant Business Day to an account at Siam Commercial Bank PCL in the name of the Lender and subject to the joint mandate of the Lender and the Borrower, or to such other account as the parties may agree. The Borrower shall deduct any withholding tax payable at the appropriate rate and pay to the appropriate authority all amounts withheld or deducted. If a receipt or other evidence of payment can be issued, the Borrower agrees to deliver this to the Lender as soon as possible. All payments made by the Borrower pursuant to this Agreement shall be made without set-off or counterclaim.

REPRESENTATIONS AND WARRANTIES

9. The Borrower represents and warrants to the Lender that:

(a) it is duly incorporated and validly existing under the laws of Thailand and has full power and authority to own and hold its assets and to carry on its business;

(b) it has full power to execute and perform this Agreement, it has taken all necessary action (corporate or otherwise) to authorise its borrowings hereunder upon the terms of this Agreement and to authorise its execution of and performance under this Agreement and the resolution of the board of directors of the Borrower provided to the Lender under clause 4.2(a) is true, correct and up to date, is in full force and effect and has not been amended, modified or revoked;

(c) this Agreement constitutes ohe legal, valid and binding obligations of the Borrower enforceable in accordance with its terms; and

(d) in any proceedings taken in relation to this Agreement, the Borrower will not be entitled to claim for itself or any of its assets immunity from suit, execution, attachment or other legal process.

On the Drawdown Date, the Borrower shall represent and warrant to the Lender, with reference to the facts and circumstances then subsisting, that each of the representations and warranties contained in this clause 9 remains true, accurate and correct.

COSTS AND EXPENSES

10. The Lender and the Borrower shall each pay its own costs, charges and expenses incurred in connection with the preparation and implementation of this Agreement. Any stamp duty or other fees payable in connection with this Agreement shall be borne by the Lender.

NOTICES

11.1 Any notice required to be given hereunder shall be in writing and in English and shall be delivered or sent by prepaid registered mail or by hand delivery to the address of the party to whom it is to be sent as set our below (or such other addresses of which notice may be given) and any notice shall be deemed to be given at the time of delivery. A facsimile notice shall be deemed to be a proper notice in writing and shall be deemed to be duly given at the time of receipt.

11.2  The details for notices are:

The Lender:             Foamex Asia, Inc.
                        1000 Columbia Avenue
                        Linwood, Pennsylvania 19061
                        U.S.A.
Fax:                    1 610 859-3085
Attention:              Chief Financial Officer

with copies to:

Name:                   Foamex International Inc.
Address:                11th Floor, 375 Park Avenue
                        New York, NY 10152, USA
Facsimile:              1 212 593 1363
Attention:              Philip N. Smith, Jr., Esq.
                        Vice President, General Counsel

Name:                   Mr. Stephen P. Scibelli, Jr
Address:                La-Kris Tower Co., Ltd.
                        Apt. 15B
                        9 Sukhumvit Soi 33
                        Bangkok 10110
Facsimile:              (662) 260 5891.

The Borrower:           Foamex Asia Co., Ltd.
Address:                22nd Floor, Sathorn City Tower
                        175 South Sathorn Road
                        Bangkok, Thailand
Facsimile:              (662) 679-6311
Attention:              The CEO and the President
HK:                     Hua Kee Company Limited
Address:                c/o Polymers Marketing Company Limited
                        20th Floor, Sathorn City Tower
                        175 South Sathorn Road
                        Bangkok, Thailand
Facsimile:              (662) 679-6311
Attention:              Dr. Pichit Nithivasin.

FURTHER ASSURANCES

12. The parties shall do or procure to be done all such further acts and things, to execute or procure the execution of all such other documents, as may be required, for the purpose of giving effect to this Agreement.

AMENDMENTS

13. This Agreement may be amended only by an instrument in writing signed by or on behalf of each of the parties. No amendment to this Agreement which is purported to have been made verbally shall be valid.

WAIVER

14. No failure on the part of a party to exercise, and no delay on its part in exercising, any right or remedy under this Agreement will operate as a waiver thereof, nor will any single or partial exercise of any right or remedy by a party preclude any other or further exercise thereof or the exercise of any other right or remedy by that party. The rights and remedies provided in this Agreement are cumulative and not exclusive of any rights or remedies provided by law.

ENTIRE AGREEMENT

15. This Agreement constitutes the entire agreement and understanding of the parties in connection with the subject matter of the Agreement and supersedes any and all prior agreements, understandings, arrangements, promises or representations and warranties, if any, made prior to the date of this Agreement.

INVALIDITY

16. If any of the provisions of this Agreement is or becomes invalid, illegal or unenforceable, the validity, legality or enforceability of the remaining provisions shall not in any way be affected or impaired. The parties shall negotiate in good faith in order to agree the terms of a mutually satisfactory provision, achieving as near as possible the same commercial effect, to be substituted for the provision found to be void or unenforceable.

ASSIGNMENT

17. None of the parties shall be entitled to assign this Agreement or any of its rights or obligations hereunder without the prior written consent of the other parties.

GOVERNING LAW

18. This Agreement shall be governed by, and construed in accordance with, the laws of the Kingdom of Thailand. Any dispute arising out of or in connection with this Agreement shall be referred to the courts of Thailand.

AS WITNESS this Agreement has been executed the day and year first before written.

FOAMEX ASIA, INC.



By: /s/ Stephen P. Scibelli, Jr.
    --------------------------------

Name: Mr. Stephen P. Scibelli, Jr.
Title: President



     ---------------
     Witness
     (Mr. Richard Wong)



FOAMEX ASIA CO., LTD.



By: /s/ Dr. Pichit Nithivasin   By: /s/ Stephen P. Scibelli, Jr.
    -------------------------       --------------------------------
Name: Dr. Pichit Nithivasin     Name: Mr. Stephen P. Scibelli, Jr.
Title: Director                 Title: Director

                                     [Seal]

     ---------------                 ---------------
     Witness                         Witness
     (Mr. Praves Ingadapa)           (Mr. Richard Wong)







HUA KEE COMPANY LIMITED

By: /s/ Dr. Pichit Nithivasin
    -------------------------
Name: Dr. Pichit Nithivasin
Title: Director

                                     [Seal]

     ---------------
     Witness
     (Mr. Praves Ingadapa)

                                     Annex A
                        [Foamex Asia Co., Ltd letterhead]
                                 Drawdown Notice
                                                                 Date _____ 1997

To:           Foamex Asia, Inc.
              1000 Columbia Avenue
              Linwood, Pennsylvania 19061 U.S.A.
Attention:    __________________
Facsimile:    1 212 593 1363

Dear Sirs,

Foamex Asia Co., Ltd., as the Borrower, hereby proposes in accordance with the Loan Agreement dated _______ 1997 between the Lender, the Borrower and HK (the "Loan Agreement") that the amount of Thirty Six Million Three Hundred and Sixty Six Thousand Three Hundred and Forty Baht (Baht 36,366,340) under the Loan Agreement be made to the Borrower on _______ 1997.

The Borrower hereby confirms that each of the representation and warranties contained in clause 9 of the Loan Agreement is true and accurate in all respects as though made on the date of this Notice with reference to facts and circumstances presently subsisting and will be true and accurate in all respects on the date of the intended drawdown as though made on the date of the intended drawdown with reference to facts and circumstances then subsisting.

All terms used herein shall have the same meaning as ascribed to them in the Loan Agreement.

Yours faithfully,

Foamex Asia Co., Ltd.

By:  ______________                         By:  ______________           [Seal]
Name:                                       Name:
Title:                                      Title:



cc. Hua Kee Company Limited, Foamex International, Inc., Mr. Stephen P. Scibelli, Jr.

                                     Annex B

                        [Foamex Asia Co., Ltd letterhead]


                                     Receipt

                                                                 Date _____ 1997



To:           Foamex Asia, Inc.
              1000 Columbia Avenue
              Linwood, Pennsylvania 19061 U.S.A.
Attention:    __________________
Facsimile:    1 212 593 1363

Foamex Asia Co., Ltd., as the Borrower, has duly received from Foamex Asia, Inc., as the Lender, the following amount:

[bullet] transferred to _____ [name of the Borrower's account] _____ Account No.
         _____ at _____ [name of the Bank] _____ , _____ branch, the amount of Thirty Six Million Three Hundred and Sixty Six Thousand Three Hundred and Forty Baht (Baht 36,366,340).

This amount relates to a drawdown of the loan granted under the Loan Agreement dated _____ 1997 between the Lender, the Borrower and HK.

All terms used herein shall have the same meaning as ascribed to them in the Loan Agreement.

Foamex Asia Co., Ltd.

By:  ______________                         By:  ______________           [Seal]
Name:                                       Name:
Title:                                      Title:





cc. Hua Kee Company Limited, Foamex International, Inc., Mr. Stephen P. Scibelli, Jr.

                                     Annex C
             [Foamex Asia, Inc./Hua Kee Company Limited letterhead]

                                Repayment Notice


To:           Foamex Asia Co., Ltd
              22nd Floor, Sathorn City Tower
              175 South Sathorn Road
              Bangkok, Thailand
Attention:    __________________
Facsimile:    __________
                                                                  Date _________

Dear Sirs,

We refer to clause [6.2/6.3] of the Loan Agreement dated _______, 1997 between the Lender, the Borrower and HK (the "Loan Agreement").

We hereby give notice to the Borrower under and pursuant to clause [6.2/6.3] of the Loan Agreement requiring the Borrower to repay the Loan Amount and the Interest (less any withholding tax deducted in accordance with clause 8 of the Loan Agreement) to the following account within ten (10) Business Days of the above date:

[bullet] [name of the Lender's account] Account No. _____ at _____ [name of the
         Bank] _____ , _____ branch.

Upon payment of the Loan Amount and the Interest (less any withholding tax deducted in accordance with clause 8 of the Loan Agreement), the Borrower shall have fully discharged its obligations under the Loan Agreement.

All terms used herein shall have the same meaning as ascribed to them in the Loan Agreement.

Yours faithfully,

[Foamex Asia, Inc./Hua Kee Company Limited]

By:  ______________                         By:  ______________           [Seal]
Name:                                       Name:
Title:                                      Title:

cc. [Hua Kee Company Limited/Foamex Asia, Inc.], Foamex International Inc., Mr. Stephen P. Scibelli, Jr.


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                                     Annex D

                                Option Agreement



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                                    CONTENTS


Clause                                                                      Page

1.    DEFINITIONS..............................................................1

2.    AMOUNT...................................................................2

3.    TERM ....................................................................2

4.    DRAWDOWN.................................................................3

      4.1 Timing of Drawdown...................................................3
      4.2 Conditions...........................................................3

5.    INTEREST.................................................................3

6.    REPAYMENT................................................................3

      6.1 Repayment by Borrower................................................3
      6.2 Notice by Lender.....................................................3
      6.3 Notice by HK.........................................................4
      6.4 Repayment............................................................4

7.    SUBSCRIPTION FOR B GROUP SHARES..........................................4

      7.1 Subscription.........................................................4
      7.2 Signing of Option Agreement..........................................5

8.    PAYMENTS.................................................................5

9.    REPRESENTATIONS AND WARRANTIES...........................................5

10.   COSTS AND EXPENSES.......................................................6

11.   NOTICES..................................................................6

12.   FURTHER ASSURANCES.......................................................7

13.   AMENDMENTS...............................................................7

14.   WAIVER...................................................................7

15.   ENTIRE AGREEMENT.........................................................7

16.   INVALIDITY...............................................................7

17.   ASSIGNMENT...............................................................8

18.   GOVERNING LAW............................................................8


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ANNEX A

Drawdown Notice

ANNEX B

Receipt

ANNEX C

Repayment Notice

ANNEX D

Option Agreement